UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 23, 2004

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      000-23489              52-1309227
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
  incorporation or organization)                             Identification No.)

           4950 Communication Avenue, Suite 300, Boca Raton, FL 33431
           ----------------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (561) 226-5000

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5 - Other Events

On June 23, 2004, Access Worldwide Communications, Inc. issued a press release announcing the addition of Michael Dornemann to the Board of Directors. A copy of the press release is furnished as an exhibit to this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Access Worldwide Communications, Inc.

Date: June 23, 2004                  By: /s/ John Hamerski
                                         ---------------------------------------
                                         John Hamerski, Executive Vice President
                                         and Chief Financial Officer (principal
                                         financial and accounting officer)